Supplement dated 11/1/2000 to
Mosaic Tax-Free Trust
Prospectus dated February 1, 2000

The first sentence in the "Dividends and Distributions" section of the prospectus on page 16 is revised to read as follows (to reflect the change in dividend declaration from daily to monthly in the State and National Funds):

The Tax-Free Money Market's net income is declared as dividends each business day and the net income for all the other funds is declared as dividends monthly.

Supplement dated 11/1/2000 to
Mosaic Tax-Free Trust
Statement of Additional Information dated February 1, 2000

The second paragraph of the section entitled "Dividend Payments" on page 22 is revised in its entirety to read as follows (to reflect the change in dividend declaration from daily to monthly in the State and National Funds):

Substantially all of the Tax-Free Money Market's accumulated net income is declared as dividends each business day.  We calculate accumulated net income for this Fund just prior to calculating the Fund's net asset value.  The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.   For the State and National Funds, however, income earned on securities are declared as dividends and distributed monthly.  The share price of these Funds will normally fall by an amount equal to the income or other dividend paid to you  (including any annual gains declared).